SCHEDULE 14C

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:

|X|      Preliminary Information Statement
| |      Confidential,   for  Use  of  the  Commission  Only  (as  permitted  by
         Rule14c-5(d)(2))
| |      Definitive Information Statement

                         VeryBestoftheInternet.com, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|      None required

| |      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

| |      Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

         1)       Amount previously paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                         VeryBestoftheInternet.Com, Inc.
                              1950 Stemmons Freeway
                                   Suite 4048
                               Dallas, Texas 75207

                          Written Consents Relating to
                           Reincorporation in Delaware
                                  by Merger of

                         VeryBestoftheInternet.Com, Inc.
                              (a Texas corporation)

                                      into

                               Refocus Group, Inc.
                            (a Delaware corporation)

         NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from shareholders representing approximately 93% of our outstanding shares of common stock approving the reincorporation of
VeryBestoftheInternet.com, Inc., a Texas corporation (the "Company"), in Delaware by its merger with and into our wholly-owned Delaware subsidiary, Refocus Group, Inc. ("Refocus").

                        We are not asking you for a proxy
                  and you are requested not to send us a proxy.

         As of the close of business on January 6, 2003, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 9,823,400 shares of our common stock outstanding. Each share of our common stock is entitled to one vote in connection with the reincorporation. Prior to the mailing of this Information Statement, our officers and directors, who as holders of our common stock collectively own approximately 93% of our outstanding shares of common stock, signed written consents approving the reincorporation. As a result, the Agreement and Plan of Merger has been approved and neither a meeting of our shareholders nor additional written consents are necessary. The reincorporation is intended to be effective on February ___, 2003 and will result in:

o        the Company being governed by the laws of the State of Delaware;
o your right to receive one share of common stock of Refocus for each share of common stock of the Company owned by you as of the record date of the reincorporation;
o the persons serving presently as officers and directors of the Company to serve in their same respective capacities after the reincorporation;
o        the corporate name of the Company being changed to Refocus Group, Inc.;
         and
o the Company's Certificate of Incorporation authorizing the issuance of 60million shares of common stock and 10 million shares of preferred stock.

By Order of the Board of Directors,

 /s/Adrienne Beam
-----------------

Adrienne Beam, Secretary

January ____, 2003

                                     SUMMARY

Transaction:               Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. For more information, see "Reincorporation in Delaware-Principal Reasons for Reincorporation in Delaware."

                           The purpose of this Information Statement is to inform those holders of our common stock who have not given us their written consents to the foregoing corporate actions of such actions and their effects.

Record Date:               January 6, 2003.

Method:                    Merger  with and into  our  wholly-owned  subsidiary,
                           Refocus Group, Inc. For more information, see "Reincorporation in Delaware-Principal Features of the Reincorporation."

Exchange Ratios:           One share of Refocus  common stock will be issued for
                           each share of our common stock held as of the record date. For more information, see "Reincorporation in Delaware-Principal Features of the Reincorporation."

Effective Date:            20 days after mailing of this Information Statement.

Right to Dissent:          Any shareholder is entitled to be paid the fair value
                           of his  or  its  shares  if  the  shareholder  timely
                           dissents to the reincorporation or any of the actions
                           resulting   from   or   in   connection    with   the
                           reincorporation. For more information, see "Rights of Dissenting Shareholders."


                              QUESTIONS AND ANSWERS

         This Information Statement is first being sent to shareholders on or about January ____, 2003. The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:       Why is the Company reincorporating in Delaware and changing its name?

A: We believe that the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Therefore, management believes that Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors. Furthermore, by changing our name we believe we can avoid the negative perception associated with having "Internet" and ".com" in our corporate name and facilitate our efforts to modify our business model.

Q: Why are we not holding a meeting of shareholders to approve the reincorporation?

A: The board of directors has already approved the reincorporation in Delaware and has received the written consent of officers and directors that represent approximately 93% of our outstanding shares of common stock. Under the Texas Business Corporation Act ("Texas law") and our Articles of Incorporation, this transaction may be approved by the written consent of a majority of the shares entitled to vote on it. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:       What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by merging with and into our wholly-owned subsidiary, Refocus. One new share of Refocus common stock will be issued for each outstanding share of our common stock held by our shareholders on the record date for the reincorporation. Our shares will no longer be eligible to trade on the over-the-counter bulletin board market. Shares of Refocus will be eligible to trade in their place beginning on or about the effective date of the reincorporatioin under a new CUSIP number and trading symbol that have not yet been assigned.

Q:       What are the differences between Delaware and Texas law?

A: There are certain differences between the laws of the State of Texas and State of Delaware that impact your rights as a shareholder. For information regarding the differences between the corporate laws of the State of Delaware and the State of Texas, please see "Reincorporation in Delaware-Differences Between the Corporate Laws Affecting the Company and Refocus."

Q:       How will the reincorporation affect my ownership?

A:       Your ownership interest will not be affected by the reincorporation.

Q: How will the reincorporation affect our officers, directors and employees?

A: Our officers, directors and employees will become the officers, directors and employees of Refocus after the effective date of the reincorporation.

Q:       How will the reincorporation affect our business?

A: Refocus will continue our business at the same location and with the same assets. The Company will cease its corporate existence in the State of Texas on the effective date of the reincorporation.

Q:       What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the reincorporation will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of Refocus will be issued with respect to transfers consummated after the reincorporation. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         It will not be necessary for shareholders of the Company to exchange their existing stock certificates for certificates of Refocus. Outstanding stock certificates of the Company should not be destroyed or sent to us.

Q:       What if I have lost my certificate?

A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                         Securities Transfer Corporation
                         2591 Dallas Parkway, Suite 102
                               Frisco, Texas 75034
                            Telephone: (469) 633-0100


Q:       Can I require the Company to purchase my stock?

A: Yes. Under Texas law you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:       Who will pay the costs of reincorporation?

A: We will pay all of the costs of reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:       Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Refocus that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

                                 STOCK OWNERSHIP

         The following table sets forth information as of January 6, 2002, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and our only other executive officer, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

         Unless indicated differently, the mailing address for each person identified below is 1950 Stemmons Freeway, Suite 4048, Dallas, Texas 75207.

                                                                      Percentage
                             Shares Beneficially Owned     Outstanding (1)
                             -------------------------     ---------------

                             Before          After        Before       After
Name                         Reincorp.       Reincorp.    Reincorp.    Reincorp.
----                         ---------       ---------    ---------    ---------

Danny Gunter                 9,100,000       9,100,000    92.6%        92.6%
Adrienne Bean                   40,000          40,000      *            *

All Officers and Directors   9,140,000       9,140,000    93.0%        93.0%
as a group (2 Persons)

----------------

(1) Based on 9,823,400 shares of common stock outstanding as of the record date.

                           REINCORPORATION IN DELAWARE

         The following discussion summarizes the important aspects of our reincorporation in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between the Company and Refocus, a copy of which is attached as Exhibit "A," or the Certificate of Incorporation of Refocus, a copy of which is attached as Exhibit "B." Copies of the Articles of Incorporation and the bylaws of the Company and the bylaws of Refocus are available for inspection at our principal office and we will send copies to shareholders upon request.

Principal Reasons for Reincorporation in Delaware

         We believe that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed. Because of Delaware's long-standing policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority shareholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in shareholders' rights and the powers of management under the Delaware General Corporation law and Texas law see "Differences Between the Corporate Laws Affecting the Company and Refocus."

         In addition, we desire to reincorporate to allow us to change our name. By changing our name, we believe we can avoid the negative perception associated with having "Internet" and ".com" in our corporate name and facilitate our efforts to modify our business model.

Principal Features of the Reincorporation

         The reincorporation in Delaware will be effected by our merger with and into Refocus. Refocus will be the surviving entity. We anticipate that the reincorporation will become effective 20 days after the date of this Information Statement.

         Upon completion of the reincorporation, each of our shareholders as of the record date, January 6, 2003, will be entitled to receive one share of Refocus common stock for each share of our common stock he or it owned on the record date. Each share of Refocus common stock owned by the Company will be canceled and resume the status of authorized and unissued Refocus common stock. As a result of the reincorporation, the Company will cease its corporate existence in the State of Texas.

         The Certificate of Incorporation and bylaws of Refocus are not significantly different from our Articles of Incorporation and bylaws. Your rights as shareholders may be affected by the reincorporation by, among other things, the differences between the laws of the State of Texas, which govern the Company, and the laws of the State of Delaware, which govern Refocus. See the information under "Differences between the Corporate Laws Affecting the Company and Refocus" for a summary of the differences between the corporate laws of the State of Texas and the State of Delaware.

         The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. Refocus is currently our wholly-owned subsidiary and, upon completion of the reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of Refocus will consist of the same persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at our principal executive offices at 1950 Stemmons Freeway, Suite 4048, Dallas, Texas 75207.

Capitalization

         Our authorized capital on the date of this Information Statement consisted of 40,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. On the date of this Information Statement, there were 9,823,400 shares of our common stock and no shares of our preferred stock issued and outstanding. The authorized capital of Refocus consists of 70 million shares of capital stock divided into 60 million shares of common stock, $.0001 par value per share, and 10 million shares of preferred stock, $.0001 par value per share. The board of directors of Refocus has not adopted any designations, rights or preferences for preferred stock. As a result of the reincorporation and exchange of the common stock, Refocus will have outstanding 9,823,400 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors of Refocus will have available 50,176,600 shares of common stock and 10 million shares of preferred stock which are authorized but unissued and unreserved. The reincorporation will not affect our total shareholders' equity or total capitalization.

         The board of directors of Refocus may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity of then existing stockholders.

         There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present binding agreements or understandings.

         Issuance of additional authorized common stock or preferred stock may have the effect of (1) deterring or thwarting persons seeking to take control of Refocus through a tender offer, proxy fight or otherwise, (2) prohibiting the removal of incumbent management or (3) impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

Differences Between the Corporate Laws Affecting the Company and Refocus

         The Company was incorporated under the laws of the State of Texas and Refocus is incorporated under the laws of the State of Delaware. Those shareholders who do not exercise their dissenters' rights will become stockholders of Refocus, and their rights as stockholders will be governed by the Delaware General Corporation Law ("Delaware law") and the Certificate of Incorporation and bylaws of Refocus, rather than our current Articles of Incorporation and bylaws. The Certificate of Incorporation and bylaws of Refocus are different from our Articles of Incorporation and bylaws.

         The corporate laws of Texas and Delaware have differences, the important aspects of which are summarized below:

         Preemptive Rights; Cumulative Voting. Neither Delaware nor Texas corporation law requires shareholders to have preemptive rights or the right of cumulative voting. Shareholders of the Company do not now have preemptive rights or the right of cumulative voting. Since Refocus' Certificate of Incorporation denies such rights, the Company's shareholders will not have such rights as stockholders of Refocus either.

         Voting Rights. Under Texas law, shareholders generally have the right to vote on all mergers to which the corporation is a party. In same circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provide otherwise, approval of the holders of at least 66-2/3% of all outstanding shares entitled to vote is required by Texas law to approve a merger, while under Delaware law approval by the holders of 51% of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise. Refocus' charter does not provide otherwise. Unless the articles of incorporation provide otherwise, the approval of the shareholders of the surviving corporation of the merger is not required under Texas law if:

         o        the corporation is a sole surviving corporation in the merger;
         o        there  is  no  amendment  to  the  corporation's  articles  of corporation;
         o each shareholder holds the same number shares after the merger as before, with identical designation, preferences, limitations and relative rights;
         o the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%;
         o the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, option or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and
         o the board of directors of the surviving corporation adopts a resolution approving the plan of merger.

         Under Delaware law, unless a certificate of incorporation provides otherwise, stockholders of the surviving corporation in the merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where:

         o the agreement of merger does not amend in any respect the certificate of incorporation of such corporation;
         o each share of stock of such corporation outstanding immediately prior to the effective date is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and
         o the authorized unissued shares of the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. Refocus' Certificate of Incorporation does not alter the statutory rules described above.

         Sale, Lease or Disposition of Property. The sale, lease, exchange or other disposition (not including any pledge, mortgage, deeds of trust or trust indenture, unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets of a Texas corporation if not made in the usual and regular course of its business, requires the approval of the holders of at least 66-2/3% of the outstanding shares of the corporation. A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. Refocus' Certificate of Incorporation does not so provide.

         Appraisal Rights. Shareholders of Texas corporations have appraisal rights in the event of a merger (except for the limited classes of mergers for which no shareholder vote is required under Texas law), consolidation or sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of the corporation. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if (1) the shares held by the shareholder are part of a class of shares of which are listed on a national securities exchange, or held of record by not less than 2,000 holders, on the record date for the plan of merger or the plan of exchange, and (2) the shareholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration other than (a) shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares which are listed, or authorized for listing upon official notice of issuance, on a national securities exchange, or held of record by not less than 2,000 holders, and (b) cash in lieu of fractional shares otherwise entitled to be received.

         Stockholders of a Delaware corporation have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or such stock is held of record by more than 2,000 stockholders, or in the case of a merger in which the Delaware corporation is the surviving corporation, if:

         o the agreement of merger does not amend the certificate of incorporation of the surviving corporation;
         o each share or stock of the surviving corporation outstanding immediately prior to the effective date of the merger is identical to an outstanding share of the surviving corporation after the effective date of the merger; and
         o the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger.

         Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would have appraisal rights nevertheless if they were required by the terms of the agreement of merger or consolidation to accept for their stock anything other than the shares of stock of either the surviving corporation or of any other corporation whose shares will be either listed on a national securities exchange or held of record by more than 2,000 stockholders, or cash in lieu of fractional shares, or a combination of said shares in cash. Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers. Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation or the sale of all or substantially all of the assets of the corporation. No such provisions are in the Certificate of Incorporation of Refocus.

         Shareholder Action; Election of Directors; Voting. Under Texas law, any action to be taken by shareholders may be taken without a meeting, without prior notice and without a vote if all shareholders entitled to vote on the matter consent to the action in writing. If a corporation's articles of incorporation so provide, shareholder action may be taken under Texas law by a consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. Under Delaware law, unless a certificate of incorporation provides otherwise, any action to be taken by stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions that are taken, is signed by the holders of outstanding stock having not less than the minimum number of votes would be necessary to authorize or take such action at a meeting at which all shares entitled to vote that thereon were present and voted. The Certificate of Incorporation of Refocus does not alter the statutory rule as to action which may be taken by written consent of the stockholders.

         Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors. A directorship to be filled by reason of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancy and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office. The Certificate of Incorporation of Refocus does not provide otherwise. Accordingly, the directors of Refocus will have the ability to increase the size of the board, subject to limitations imposed by the bylaws, at their discretion, with those newly appointed members to serve until the next meeting of stockholders at which directors are elected.

         Under Texas law, holders of not less than 10% of all the shares entitled to vote have the right to call a special shareholders' meeting, unless the articles of incorporation provide for a number of shares greater than or less than 10%, in which event, special meetings of the shareholders may be called by holders of at least the percentage of shares so specified in the articles of incorporation, but in no event may the articles of incorporation provide for a number of shares greater than 50% in order to call a special shareholders' meeting. Delaware law provides that special meetings of stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws. The bylaws of Refocus provide for the call of a special stockholders' meeting by the Board of Directors, the Chairman of the Board of Directors, the President of the Company, or by the holders of at least 10% of the outstanding common stock entitled to vote at such meeting.

         Restrictions on Business Combinations. Delaware law contains provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless:

         o the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder;
         o the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or
         o on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-23% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.

Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock. A Delaware corporation may opt-out of the statute with appropriate provisions in its Certificate of Incorporation. Refocus has opted out of the applicable statutes. There is no similar provision under Texas law.

                        RIGHTS OF DISSENTING SHAREHOLDERS

         Any of our shareholders of record may exercise dissenters' rights in connection with the reincorporation by properly complying with the requirements of Articles 5.11, 5.12 and 5.13 of the Texas law. By exercising dissenters' rights, any such shareholder would have the "fair value" of his common stock determined by a court and paid to him or it in cash.

         Below is a summary of the statutory procedures that a shareholder of a Texas corporation must follow in order to exercise dissenters' rights under Texas law. This summary includes all important aspects of the law, but is not complete and is qualified in its entirety by reference to Articles 5.11, 5.12 and 5.13 of the Texas law, the text of which is set forth in full in Exhibit "C" to this Information Statement.

         The Texas law provides that each shareholder of a Texas corporation has the right to dissent from certain transactions, including the reincorporation of a corporation requiring the special authorization of the shareholders. Any shareholder of a Texas corporation who objects to a reincorporation of the corporation may exercise the rights and remedies of a dissenting shareholder under Articles 5.11, 5.12 and 5.13 of the Texas law. As this action is being taken by consent of Shareholders in lieu of a meeting pursuant to Article 9.10 of the Texas law, any shareholder desiring to exercise his right of dissent must deliver to Refocus written demand for payment of the fair value of his shares of the Company's common stock within 20 days of the date after the mailing notice to the shareholders by Refocus that the reincorporation is complete. The notice of effectiveness must be mailed within 10 days of the Effective Date. Such demand must state the number and class of the shares of stock owned by the dissenting shareholder and the dissenting shareholder's estimate of the fair value of his shares as of the date the written consent authorizing the action was delivered to the Company pursuant to Article 9.10 of the Texas law. Such consent was delivered on January 6, 2002. Any shareholder failing to make such a demand within the 20-day period will lose the right to dissent and will be bound by the terms of the merger.

         Any shareholder who has properly demanded payment for his or its shares of stock will not have any rights as a shareholder, except the right to receive payment for his or its shares and the right to claim that the reincorporation and the related transactions were fraudulent.

         Within 20 days of receipt of the demand for payment, the surviving corporation must deliver or mail to the dissenting shareholder written notice that either (1) the corporation agrees to pay the amount of the shareholder's demand within 90 days after the effectiveness of the reincorporation upon receipt of the dissenting shareholder's duly endorsed share certificates or (2) the corporation offers to pay its own estimate of the fair value of the shares within 90 days after the effectiveness of the reincorporation upon receipt of the dissenting shareholder's duly endorsed share certificates and upon receipt of notice within 60 days after such date that the dissenting shareholder agrees to accept the surviving corporation's estimate. If the dissenting shareholder and the surviving corporation agree upon the value of the dissenting shareholder's shares within 60 days after effectiveness of the reincorporation, the corporation shall pay the amount of the agreed value to the dissenting shareholder upon receipt of the dissenting shareholder's duly endorsed share certificates within 90 days of the effectiveness of the reincorporation. Upon payment of the agreed value, the dissenting shareholder will cease to have any interest in such shares.

         If the dissenting shareholder and the corporation do not agree upon the value of the dissenting shareholder's shares within 60 days after the effectiveness of the reincorporation, then either the dissenting shareholder or the surviving corporation may, within 60 days after the expiration of such 60-day period, file a claim in a court of competent jurisdiction in the county in Texas in which the principal office of the corporation is located (in our case, Dallas County), seeking a determination of the fair value of the shares. The corporation shall file with the court a list of all shareholders who have demanded payment for their shares with whom an agreement as to value has not been reached upon receipt of such a claim filed by a dissenting shareholder or upon the filing of such a claim by the corporation. The clerk of the court will give notice of the hearing of any such claim to the corporation and to all of the dissenting shareholders on the list provided by the corporation. All dissenting shareholders notified in this manner will be bound by the final judgment of the court as to the value of their shares.

         In considering such a claim, the court will determine which of the dissenting shareholders have complied with the provisions of the Texas law and are entitled to the payment of the fair value of their shares and will appoint one or more qualified appraisers to assist in the determination of the fair value of the shares upon such investigation as the appraisers consider proper. Any valuation techniques or methods may be employed which are generally acceptable to the financial community. The appraisers will also allow the dissenting shareholders and the corporation to submit to them evidence as to the fair value of the shares.

         Upon receipt of the appraisers' report, the court will determine the fair value of the shares of the dissenting shareholders and will direct the payment to the dissenting shareholders of the amount of the fair value of their shares, with interest to the date of the judgment, by the corporation, upon receipt of the dissenting shareholder's share certificates. Upon payment of the judgment, the dissenting shareholders will cease to have any interest in the corporation. The court will allow the appraisers a reasonable fee as court costs, and all court costs will be allocated between the parties in such manner as the court determines to be fair and equitable.

         Under Texas law, "fair value" of shares for purposes of the exercise of dissenters' rights is defined as the value of the shares as of the day before the vote is taken authorizing the reincorporation, excluding any increase or decrease in value of the shares in anticipation of the proposed reincorporation. Such "fair value" is determined in the first instance by appraisers appointed by the court, who are directed to make such determination "upon such investigation as to them may seem proper." Any valuation techniques or methods may be employed which are generally acceptable to the financial community.

         Any dissenting shareholder may withdraw his demand at any time before receiving payment for shares or before a claim has been filed seeking determination of the fair value of his or its shares. No such dissenting shareholder may withdraw his or its demand after payment has been made or, unless the surviving corporation consents to the withdrawal, where a claim has been filed.

         Notice and other communications with respect to dissenters' rights should be addressed to us at 1950 Stemmons Freeway, Suite 4048, Dallas, Texas 75207.

         The provisions of the Texas law are technical and complex. It is suggested that any shareholder who desires to exercise rights to dissent consult legal counsel, because failure to comply strictly with such provisions may lead to a loss of dissenters' rights.

                      MARKET FOR THE COMPANY'S COMMON STOCK

         Our common stock has never traded on the over-the-counter market since it became eligible for trading in April 2002, or on any other market or exchange.

                        ADDITIONAL AVAILABLE INFORMATION


         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or may be accessed at www.sec.gov.

                                   EXHIBIT "A"

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into by and between VeryBestoftheInternet.com, Inc., a Texas corporation ("VeryBest"), and Refocus Group, Inc., a Delaware corporation ("Refocus"), being sometimes referred to herein individually as the "Constituent Corporation" and collectively as the "Constituent Corporations."

                                R E C I T A L S:

         A. VeryBest is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. VeryBest has authorized capital consisting of 50,000,000 shares, of which 40,000,000 shares are designated "Common Stock," $.0001 par value, and 10,000,000 shares are designated "Preferred Stock," $.0001 par value. As of January 6, 2003 (said date being the record date for determining the shareholders of VeryBest entitled to vote on the Merger Agreement), 9,823,400 shares of the Common Stock were issued and outstanding. As of January 6, 2003 no shares of the Preferred Stock were outstanding.

         B. Refocus is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Refocus has authorized capital consisting of 70million shares, of which 60 million shares are designated "Common Stock," $.0001 par value, and 10 million shares are designated "Preferred Stock," $.0001 par value. As of the date of execution hereof, 1000 shares of the Refocus Common Stock were issued and outstanding, all of which were held by VeryBest. As of the date of execution hereof, no shares of Refocus Preferred Stock were outstanding.

         C. The Board of Directors of VeryBest has determined that, for the purpose of effecting the reincorporation of VeryBest in the State of Delaware, it is advisable and in the best interest of VeryBest that VeryBest merge with and into Refocus upon the terms and conditions set forth herein.

         D. The respective Board of Directors of the Constituent Corporations have authorized and approved the merger of VeryBest with and into Refocus in accordance with the provisions of Sections 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Articles 5.01 et seq. of the Texas Business Corporation Act (the "TBCA") and Sections 251 et seq. of the General Corporation Law of Delaware (the "DGCL"), upon the terms and conditions set forth in this Merger Agreement (the "Merger") and have approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to their respective shareholders for approval.

         E. It is the intention of the Constituent Corporations that the Merger shall be a tax-free reorganization pursuant to the applicable provisions of the Code.

AGREEMENT AND PLAN OF MERGER - Page 1

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the Merger, the mode of effectuating the same, and such other details and provisions as are deemed desirable, the parties hereto have agreed, and do hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                    ARTICLE 1

                                 TERMS OF MERGER

         1.1 Merger. On the Effective Date of the Merger (as hereinafter defined), in accordance with the provisions of Articles 5.01 et seq. of the TBCA, Sections 251 et seq. of the DGCL and Section 368(a)(1)(F) of the Code, VeryBest shall be merged with and into Refocus, which shall be sometimes referred to herein as the "Surviving Corporation," upon the terms and conditions set forth in the subsequent provisions of this Merger Agreement.

         1.2 Approval of Shareholders. This Merger Agreement shall be submitted as promptly as practicable to the respective shareholders of VeryBest and Refocus as provided by the TBCA the DGCL and applicable federal securities laws. After adoption and approval of the Merger by the respective shareholders of VeryBest and Refocus, and provided this Merger Agreement is not terminated and abandoned pursuant to the provisions hereof, Articles of Merger shall be filed in accordance with the applicable provisions of the TBCA and a Certificate of Merger shall be filed in accordance with the applicable provisions of the DGCL.

         1.3 Filings and Effectiveness. As soon as practicable following satisfaction of all requirements imposed by the TBCA, DGCL and federal securities laws, VeryBest and Refocus will cause (i) the Articles of Merger along with any other required document to be filed with the Office of the Secretary of State of Texas pursuant to Articles 5.01 et seq. of the TBCA and
(ii) the Certificate of Merger along with any other required document to be filed with the Office of the Secretary of State of Delaware pursuant to Sections 251 et seq. of the DGCL. The Merger shall become effective when the last to occur of the following actions shall have been completed:

                  (a) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware and said Secretary of State shall have issued a Certificate of Merger; and

                  (b) An executed Articles of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the TBCA shall have been accepted for recording by the Secretary of State of Texas and said Secretary of State shall have issued a Certificate of Merger.


AGREEMENT AND PLAN OF MERGER - Page 2

                  The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

         1.4 Effect of Merger. Refocus, as the Surviving Corporation in the Merger, will continue to be governed by the laws of the State of Delaware and the separate corporate existence of Refocus and all of its rights, privileges, immunities and franchises, public or private, and all of its duties and liabilities as a corporation organized under the DGCL will continue unaffected and unimpaired by the Merger. At the close of business on the Effective Date of the Merger, the existence of VeryBest as a distinct entity shall cease. At that time all rights, franchises and interests of Refocus and VeryBest, respectively, in and to every type of property, whether real, personal or mixed, and choices in action shall be transferred to and vested in Refocus by virtue of the Merger without any deed or other transfer. Refocus, without any order or other action on the part of any court or otherwise, shall possess all and singular the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties of VeryBest and Refocus, and all property, whether real, personal or mixed, of VeryBest and Refocus, and all debts due to VeryBest or Refocus on whatever account, and all other things in action or belonging to each of said corporations, shall be vested in Refocus. All property, rights, privileges, powers and franchises, and all and every other interest of VeryBest or Refocus as of the Effective Date of the Merger, including, but not limited to, all patents, trademarks, licenses, registrations, and all other intellectual properties, shall thereafter be the property of Refocus to the same extent and effect as such was of the respective Constituent Corporations prior to the Effective Date of the Merger, and the title to any real estate vested by deed or otherwise in VeryBest and Refocus shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of VeryBest or Refocus shall thenceforth attach to Refocus and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by Refocus. Neither the rights of creditors nor any liens or security interests upon the property of either of the Constituent Corporations shall be impaired by the Merger. Refocus shall carry on business with the assets of VeryBest and Refocus. The established offices and facilities of Refocus and VeryBest immediately prior to the Merger shall become the established offices and facilities of Refocus.


         All corporate acts, plans the, policies, resolutions, approvals and authorizations of the shareholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents of VeryBest, which were valid and effective immediately prior to the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to VeryBest. The employees of VeryBest shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of VeryBest.



AGREEMENT AND PLAN OF MERGER - Page 3

         1.5 Disposition and Conversion of Shares . The mode of carrying the Merger into effect and the manner and the disposition of the shares of VeryBest and Refocus shall be as follows:

                  (a) Refocus Shares. Each share of the Common Stock, $.0001 par value, of Refocus issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action by Refocus, the holder of such shares or by any other person, be cancelled and returned to the status of authorized but unissued shares, all rights in respect thereof shall cease to exist and no shares of Refocus Common Stock or other securities of the Surviving Corporation shall be issuable with respect thereto.


                  (b) VeryBest Non-Dissenting Shares. Each share of Common Stock, $.0001 par value, of VeryBest issued and outstanding immediately prior to the Effective Date of the Merger other than the shares, if any, of VeryBest for which appraisal rights shall be perfected under Articles 5.12 and 5.13 of the TBCA (the "Dissenting Shares") shall, by virtue of the Merger and without any action by VeryBest, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.0001 par value, of the Surviving Corporation.


                  (c) VeryBest Dissenting Shares. The holders of Dissenting Shares of VeryBest Common Stock who have complied with all requirements for perfecting the rights of appraisal of shareholders set forth in Articles 5.12 and 5.13 of the TBCA with respect to their Dissenting Shares of VeryBest Common Stock shall be entitled to their rights under the TBCA.

                  (d) Exchange of Certificates. Each outstanding certificate theretofore representing shares of VeryBest Common Stock that are not Dissenting Shares (the "Non-Dissenting Shares") shall be deemed for all purposes to represent the number of whole shares of the Refocus Common Stock into which such Non-Dissenting Shares of VeryBest Common Stock were converted in the Merger and the holder thereof shall not be required to surrender such certificate for a certificate issued by Refocus. However, after the Effective Date of the Merger, each holder of an outstanding certificate representing Non-Dissenting Shares of VeryBest Common Stock may, at such shareholder's option and sole discretion, surrender the same for cancellation to Securities Transfer Corporation, as the sole stock transfer and registrar of the VeryBest Common Stock and as exchange agent therefor (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Refocus Common Stock into which the surrendered shares were converted as herein provided.


                  The registered owner on the books and records of Refocus or the Exchange Agent of any such outstanding certificate representing Non-Dissenting Shares of VeryBest Common Stock shall, until such



AGREEMENT AND PLAN OF MERGER - Page 4
         certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

                  Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of VeryBest so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

                  If any certificate for shares of Refocus stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Refocus that such tax has been paid or is not payable.

                  (e) Validity of Refocus Common Stock. At the Effective Date of the Merger, all shares of Refocus Common Stock into which the Non-Dissenting Shares of VeryBest Common Stock are to be converted pursuant to the Merger shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to the corresponding shares of VeryBest Common Stock.

         1.6 Certificate of Incorporation of Surviving Corporation. The Certificate of Incorporation of Refocus as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         1.7 Bylaws of Surviving Corporation. The Bylaws of Refocus as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until altered, amended or repealed as provided in the Bylaws or as provided by applicable law.

         1.8 Directors of Surviving Corporation. The directors of VeryBest as of the Effective Date of the Merger shall be and become the directors of the Surviving Corporation, until their successors shall be duly elected and qualified or until their sooner death, resignation or removal.





AGREEMENT AND PLAN OF MERGER - Page 5

         1.9 Officers of Surviving Corporation. The officers of the Surviving Corporation as of the Effective Date of the Merger shall be as follows:
         Danny Gunter                       Chairman and Chief Executive Officer
         Adrienne Beam                      President and Secretary

Such individuals shall serve in such capacities until their successors shall be duly elected and qualified or until their sooner death, resignation or removal.

         1.10 Accounting Matters. The assets and liabilities of the Constituent Corporations, as of the Effective Date of the Merger, shall be taken upon the books of the Surviving Corporation at the amounts at which they shall be carried at that time on the books of the respective Constituent Corporations. The amount of the capital surplus and earned surplus accounts of the Surviving Corporation after the Merger shall be determined by the Board of Directors of the Surviving Corporation in accordance with the laws of the State of Delaware and generally accepted accounting principles.


                                    ARTICLE 2

                      GENERAL PROVISIONSGENERAL PROVISIONS

         2.1 Covenants of Refocus. Refocus covenants and agrees that on or before the Effective Date of the Merger it will qualify to do business as a foreign corporation in the State of Texas and in connection therewith take such other action as may be required by the TBCA.

         2.2 Binding Agreement. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Merger Agreement may not be assigned by any party without the written consent of the other party.

         2.3 Amendments. The Board of Directors of VeryBest and Refocus may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or a certificate in lieu thereof) with the Secretary of State of Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either VeryBest or Refocus shall not:
(I) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of VeryBest or Refocus, (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either VeryBest or Refocus.


AGREEMENT AND PLAN OF MERGER - Page 6

         2.4 Further Assurances. From time to time, as and when required by Refocus or by its successors or assigns, there shall be executed and delivered on behalf of VeryBest such deeds and other instruments, and there shall be taken or caused to be taken by VeryBest such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Refocus the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of VeryBest and otherwise to carry out the purposes of this Merger Agreement. The Officers and Directors of Refocus are fully authorized in the name and on behalf of VeryBest or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

         2.5 Abandonment. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either VeryBest or Refocus, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Merger Agreement by the shareholders of VeryBest or Refocus, or by both. In the event of the termination of this Merger Agreement and the abandonment of the Merger pursuant to the provisions of this Section, this Merger Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their respective officers, directors or shareholders in respect thereof.


         2.6 Governing Law. This Merger Agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Texas Business Corporation Act.
















AGREEMENT AND PLAN OF MERGER - Page 7

         IN WITNESS THEREOF, each of the undersigned corporations has caused this Merger Agreement to be signed in its corporate name by its duly authorized officer as of the ____ day of January 2003.

VeryBest:

VeryBestoftheInternet.com, Inc.


By:      ____________________________________
         Danny Gunter,
         Chairman and Chief Executive Officer




Refocus:

Refocus Group, Inc.


By:      ____________________________________
         Danny Gunter,
         President and Chief Executive Officer

                                   EXHIBIT "B"

                          CERTIFICATE OF INCORPORATION
                                       OF
                               REFOCUS GROUP, INC.


         The undersigned, acting as the incorporator of a corporation under and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), hereby adopts the following Certificate of Incorporation for such corporation.

                                   ARTICLE ONE

                                      NAME

         The name of the corporation is REFOCUS GROUP, INC. (the "Corporation").

                                   ARTICLE TWO

                               PERIOD OF DURATION

         The period of duration of the Corporation is perpetual or until dissolved or merged or consolidated in some lawful manner.

                                  ARTICLE THREE

                               PURPOSE AND POWERS

         Section 1. Purpose. The purpose for which the Corporation is organized is to engage in any lawful acts or activities for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

         Section 2. Powers. Subject to any specific written limitations or restrictions imposed by the DGCL, by other law, or by this Certificate of Incorporation, and solely in furtherance thereof, but not in addition to the purposes set forth in Section 1 of this Article, the Corporation shall have and exercise all of the powers specified in the DGCL, which powers are not inconsistent with this Certificate of Incorporation.

                                  ARTICLE FOUR


                  CAPITALIZATION, PREEMPTIVE RIGHTS AND VOTING

         Section 1. Authorized Shares. The Corporation shall have authority to issue two classes of shares to be designated respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock which the Corporation shall have authority to issue is SEVENTY MILLION (70,000,000), of which SIXTY MILLION (60,000,000) shall be Common Stock and TEN MILLION (10,000,000) shall be Preferred Stock. Each share of Common Stock shall have a par value of $.0001, and each share of Preferred Stock shall have a par value of $.0001.

         The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series, at the discretion of the Board of Directors without Stockholder approval, with each such series to consist of such number of shares and to have such voting powers (whether full or limited, or no voting powers) and such designations, powers, preferences and relative, participating, optional, redemption, conversion, exchange or other special rights, and such qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors prior to the issuance thereof. The Board of Directors is hereby expressly vested with the authority, to the fullest extent now or hereafter provided by law, to adopt any such resolution or resolutions. Each share of any series of Preferred Stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

         Section 2. Preemptive Rights. No holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any capital stock of any class which the Corporation may issue or sell, whether or not exchangeable for any capital stock of the Corporation of any class or classes, whether issued out of unissued shares authorized by this Certificate of Incorporation as originally filed or by any amendment thereof, or out of shares of capital stock of the Corporation acquired by it after the issue thereof; nor shall any holder of shares of capital stock of the Corporation, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes.

         Section 3. Voting. In the exercise of voting privileges, each holder of shares of the Common Stock of the Corporation shall be entitled to one (1) vote for each share held in his name on the books of the Corporation, and each holder of any series of Preferred Stock of the Corporation shall have such voting rights, if any, as shall be specified for such series. In all elections of Directors of the Corporation, cumulative voting is expressly prohibited. As such, each holder of shares of capital stock of the Corporation entitled to vote at the election of Directors shall have the right to vote, in person or by proxy, all or any portion of such shares for or against each individual Director to be elected and shall not be entitled to vote for or against any one Director more than the aggregate number of shares held by such holder which are entitled to vote on the election of such Directors. With respect to any action to be taken by the Stockholders of the Corporation as to any matter other than the election of Directors, the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote thereon and represented in person or by proxy at a meeting of the Stockholders at which a quorum is present shall be sufficient to authorize, affirm, ratify or consent to such action. Any action required by the DGCL to be taken at any annual or special meeting of the Stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote thereon and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the Corporation's minute book.

                                  ARTICLE FIVE

                           REGISTERED OFFICE AND AGENT

         Section 1. Registered Office. The street address of the registered office of the Corporation is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

         Section 2. Registered Agent. The name of the initial registered agent of the Corporation at such address is The Corporation Trust Company.

                                   ARTICLE SIX

                                    DIRECTORS

         Section 1. Board of Directors. The business and affairs of the Corporation shall be managed by or be under the direction of the Board of Directors which shall consist of not less than one Director, the exact number of which shall be determined in accordance with the Bylaws of the Corporation. The number of Directors of the Corporation may from time to time be changed in accordance with the Bylaws of the Corporation and the DGCL. A Director shall hold office until the next annual meeting of the Stockholders of the Corporation and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor. A Director elected by the Board of Directors to fill a newly created Directorship resulting from an increase in the number of Directors shall hold office until the next annual meeting of the Stockholders of the Corporation and until his successor shall be elected and shall qualify.

         Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of Stockholders, the election, term of office, filling of vacancies and other features of such Directorships shall be governed by the terms of the Certificate of Designations applicable thereto, and such Directors so elected shall not be divided into classes unless expressly provided by such terms. Further, any such Directors elected by one or more classes or series of Preferred Stock may be removed at any time, with or without cause (except as otherwise provided in Section 4 of this Article below), by, and only by, the affirmative vote of the holders of record of a majority of the outstanding shares of such class or series given at a special meeting of such Stockholders called for such purpose.

         Section 2. Name and Address of Initial Director. The name and address of the person who shall serve as the sole initial Director of the Corporation until the first annual meeting of Stockholders after the date hereof or until his successor(s) is duly elected and qualified or until his earlier death, resignation or removal is as follows:

Name                         Address                    City, State

Danny Gunter                 1950 Stemmons Freeway,     Dallas, Texas 75207
                             STE. 4048




Section 3. Limitation on Liability of Directors. Pursuant to Section 102(b)(7) of the DGCL, a Director of the Corporation shall not be personally liable to the Corporation or its Stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (1) for any breach of the Director's duty of loyalty to the Corporation or its Stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the DGCL; or (4) for any transaction from which the Director derived an improper personal benefit. If the DGCL or other applicable provision of Delaware law hereafter is amended to authorize further elimination or limitation of the liability of Directors, then the liability of a Director of this Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the DGCL or other applicable provision of Delaware law as amended. Any repeal or modification of this Section 3 by the Stockholders of this Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a Director of the Corporation existing at the time of such repeal or modification.

         Section 4. Election and Removal of Directors. Election of Directors need not be by written ballot. Any Director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of Directors, except as otherwise provided by law and except if the Directors of the Corporation are ever divided into two or three classes, any Director may be removed only for cause by the holders of a majority of the shares then entitled to vote at an election for such class of Directors.

                                  ARTICLE SEVEN

                      SPECIAL POWERS OF BOARD OF DIRECTORS

         In furtherance and not in limitation of the powers conferred under the DGCL, the Board of Directors is expressly authorized:

         1. To adopt, amend or repeal the Bylaws of the Corporation;

         2. To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation;

         3. To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose, and to abolish any such reserve in the manner in which it was created;

4. By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the Directors of the Corporation; the board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee; any such committee, to the extent provided in the resolution or in the Bylaws of the Corporation, shall have and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, except to the extent that the DGCL requires a particular matter to be authorized by the Board of Directors, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the Bylaws may provide that in the absence or disqualification of any member of the committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member; and

         5. When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a Stockholders meeting duly called upon such notice as is required by statute, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property, including shares of stock in, and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient and in the best interests of the Corporation.

                                  ARTICLE EIGHT

                           ADDITIONAL POWERS IN BYLAWS

         The Corporation may in its Bylaws confer powers and authorities upon the Board of Directors in addition to the foregoing and those expressly conferred upon them by the DGCL.

                                  ARTICLE NINE

               TRANSACTIONS WITH INTERESTED DIRECTORS AND OFFICERS

         No contract or transaction between the Corporation and one or more of its Directors or Officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Directors or Officers of the Corporation are Directors, Officers or partners, or have a financial interest, shall be void or voidable solely by reason of such relationship, or solely because the Director or Officer is present at or participates in the meeting of the Board of Directors of the Corporation or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if any one of the following conditions are met:

         1. The material facts concerning the relationship or interest of the Director or Officer and the material facts concerning the contract or transaction are disclosed or are known to the Board of Directors of the Corporation or the committee thereof that considers the contract or transaction, and the Board of Directors of the Corporation or committee thereof in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

         2. The material facts concerning the relationship or interest of the Director or Officer and the material facts concerning the contract or transaction are disclosed or are known to the Stockholders of the Corporation entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the Stockholders of the Corporation at any annual or special meeting of Stockholders called for that purpose; or

         3. The contract or transaction is fair to the Corporation at the time it is authorized, approved or ratified by the Board of Directors of the Corporation, a committee thereof, or the Stockholders of the Corporation.

         Common or interested Directors may be counted in determining the presence of a quorum at a meeting or the Board of Directors of the Corporation or of a committee thereof that authorizes such contract or transaction.

                                   ARTICLE TEN

                                 INDEMNIFICATION

         Section 1. Indemnification of Directors and Officers. Each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding (the "Proceeding"), by reason of the fact that he is or was an Officer or a Director of the Corporation, or who, while a Director or Officer of the Corporation, is or was serving at the request of the Corporation as a Director, Officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL against all judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such Proceeding. Such right shall be a contract right and as such shall run to the benefit of any Director or Officer, who is elected and accepts the position of Director or Officer of the Corporation or who elects to continue to serve as a Director or Officer of the Corporation, while the provisions of this Article Ten are in effect. Such right shall include the right to require advancement by the Corporation of reasonable expenses (including attorneys' fees) incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made by the Corporation only upon delivery to the Corporation of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under the DGCL and a written undertaking, by or on behalf of such person, to repay all amounts so advanced if it should be ultimately determined that such person has not satisfied such requirements. Any repeal or modification of this Section 1 by the Stockholders of the Corporation shall be prospective only and shall not limit the rights of a Director or Officer of the Corporation or the obligations of the Corporation with respect to any claim for indemnification in accordance with the provisions of this Article Ten arising from or related to the acts or inactions of such Director or Officer prior to any such repeal or modification.

         Section 2. Nature of Indemnification. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights permitted by law to which a person seeking indemnification may be entitled under any Bylaw, agreement, vote of Stockholders or otherwise, and shall continue as to a person who has ceased to be a Director or Officer of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 3. Insurance. The Corporation shall have power to purchase and maintain insurance or another arrangement on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or the DGCL.

                                 ARTICLE ELEVEN

                           ARRANGEMENT WITH CREDITORS

         Whenever  a  compromise  or  arrangement   is  proposed   between  this
Corporation and its creditors or any class of them and/or between this Corporation and its Stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or Stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the Stockholders or class of Stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the Stockholders or class of Stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the Stockholders or class of Stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                 ARTICLE TWELVE

                               AMENDMENT OF BYLAWS

         The Board of Directors of the Corporation shall have the power to adopt, alter, amend or repeal the Bylaws of the Corporation. Notwithstanding the preceding, the Stockholders of the Corporation shall also have the power to adopt, alter, amend or repeal the Bylaws of the Corporation.

                                ARTICLE THIRTEEN

                                   AMENDMENTS

         The Corporation reserves the right to amend, alter, change or repeal any provision continued in this Certificate of Incorporation or in its Bylaws in the manner now or hereafter prescribed by the DGCL or this Certificate of Incorporation, and all rights conferred on Stockholders herein are granted subject to this reservation.

                                ARTICLE FOURTEEN

                                    CAPTIONS

         The captions used in this Certificate of Incorporation are for convenience only and shall not be construed in interpreting the provisions hereof.

                                 ARTICLE FIFTEEN

                                  INCORPORATOR

         The name and address of the incorporator are as follows:

Name                         Address                        City, State

George L. Diamond            8150 N. Central Expressway     Dallas, Texas 75206
                             Suite 1800



         IN WITNESS WHEREOF, I, the undersigned, for the purpose of forming the Corporation under the laws of the State of Delaware, do make and file this Certificate of Incorporation and do certify that this is my act and deed and that the facts stated therein are true under penalties of perjury, and, accordingly, I do hereunto set my hand to this Certificate of Incorporation on this 10th day of January 2003


INCORPORATOR:


------------------------------------------
George L. Diamond













































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